Exhibit 10.24
AMENDMENT TO THE EMPLOYMENT AGREEMENT
AMONG HARLAND CLARKE HOLDINGS CORP.,
HARLAND FINANCIAL SOLUTIONS, INC.
AND RAJU SHIVDASANI
     WHEREAS, Harland Clarke Holdings Corp., a Delaware corporation (“Harland Clarke Holdings”) and Harland Financial Solutions, Inc., an Oregon corporation (the ‘‘Company’’), and Raju Shivdasani (the ‘‘Executive’’) entered into an employment agreement (as amended, the “Employment Agreement”) dated as of May 5, 2008;
     WHEREAS, Harland Clarke Holdings, the Company and the Executive wish to modify certain terms of the Employment Agreement;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Executive hereby agree to amend the Employment Agreement, as set forth below:
1.	Section 1.1 is hereby modified, effective August 31, 2009, by deleting “Enterprise Solutions Group” and inserting in its place “Harland Financial Solutions”.

2.	Section 3.1 is hereby modified, effective January 1, 2010, by deleting the annual rate of Base Salary of $375,000 and inserting in its place the annual rate of Base Salary of $425,000.

3.	Section 3.2.1 is modified, effective January 1, 2010, by deleting the Percentage of Consolidated EBITDA table and inserting in its place the following table:

Percentage of Consolidated	Percentage of Base
EBITDA in Business Plan	Salary
<89.9%	0.00%
90 to 94.9%	65.00%
95 to 99.9%	69.00%
100 to 105%	75.00%
105.1 to 110%	79.16%
110.1 to 115%	83.33%
115.1 to 120%	87.50%
120.1 to 125%	91.67%
125.1 to 130%	95.84%
130.1 to 135%	100.00%
135.1 to 140%	104.17%
140.1 to 145%	108.34%
145.1% +	112.50%
4.	All other terms and conditions of the Employment Agreement shall otherwise remain in place, except as expressly amended herein.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement as of February 22, 2010.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Charles Dawson
	Name:	Charles Dawson
	Title:	President & CEO

HARLAND FINANCIAL SOLUTIONS, INC.
By:	/s/ Martin Wexler
	Name:	Martin Wexler
	Title:	Treasurer

/s/ Raju Shivdasani
Raju Shivdasani